GUARANTY  dated as of April  14, 1997 made by  INTEGRATED  HEALTH
SERVICES, INC., a Delaware corporation (the "Guarantor") and HEALTH AND RETIREMENT PROPERTIES TRUST, a Maryland real estate investment trust (with its successor and assigns, "HRP").

                                   WITNESSETH:

     WHEREAS, Community Care of America, Inc. ("CCA") and its subsidiaries (with CCA, collectively, the "CCA Companies") have entered into certain loan and lease financings with HRP governed by certain documents, instruments and agreements to which the various CCA Companies and/or HRP are a party (as from time to time in effect, collectively, the "CCA Documents");

     WHEREAS, the CCA Companies have requested that HRP (a) consent to the waiver through February 28, 1998 of the covenants in the CCA Documents requiring the CCA Companies (i) to maintain a ratio of current assets to current liabilities of at least 1.0 to 1.0 and (ii) not to permit its tangible net worth to be less than $5,000,000 and (b) agree to apply a portion of the $6,185,000 security deposit held by HRP as collateral for the obligations of the CCA Companies under the CCA Documents (the "Security Deposit") to the payment of existing arrearages under the CCA Documents, to pay a restructuring fee to HRP and to pay 50% of future monthly payments of regularly scheduled installments of Minimum and Additional Rent, Mortgage Facilities Fees and principal and interest on loans by HRP, as and when due;

     WHEREAS, HRP is willing to so consent and agree, subject to the terms and conditions of a letter agreement dated as of April 14, 1997 by HRP to the CCA Companies (the "Letter Agreement");

     WHEREAS, it is a condition to the effectiveness of the Letter Agreement that, among other things, the Guarantor deliver this Guaranty in favor of HRP;

     WHEREAS, the Guarantor holds warrants to purchase ___ shares of common stock of CCA, the value of which would be adversely affected if the Letter Agreement, were not to become affected;

     NOW,  THEREFORE,  in  consideration  of the premises and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the Guarantor hereby agrees with HRP as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the CCA Documents and used herein are so used as so defined. In addition, the following terms shall have the meanings set forth below:

     "Applicable-Law" shall mean any law of any governmental authority, whether domestic or foreign, including without limitation all federal and state laws, to which the Person in question is subject or by which it or any of its property is bound, and including without limitation any: (a) administrative, executive, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, injunction, interpretation, judgment, law, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ, of any governmental authority, domestic or foreign, whether or not having the force of law; (b) common law or other legal or quasi-legal precedent; or (c) arbitrator's, mediator's or referee's award, decision, finding or recommendation, or, in any case, any particular section, part or provision thereof

     "CCA Event of Default" shall mean an "Event of Default" under and as defined in any CCA Document.

     "Default Amount" shall mean $10,000,000 or such lesser amount to which the Guarantor's maximum liability hereunder has been reduced pursuant to the second paragraph of Section 2 hereof.

     "Default Rate" shall mean 4% per annum above the prime rate or base rate on corporate loans at large U.S. money center commercial banks as published in The Wall Street Joumal or, if publication of such rate shall be suspended or terminated, the annual rate of interest, determined daily and expressed as a percentage, from time to time announced by one of the five largest national-chartered banking institutions having their principal office in New York, New York and selected by HRP at the time such publication is suspended or terminated. Each change in the Interest Rate shall take effect simultaneously with the date of publication or announcement, as applicable, of each corresponding change in such prime rate or base rate.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Guarantor, or of the Guarantor and its Subsidiaries taken as a whole, (b) the ability of the Guarantor to perform its obligations under this Guaranty, or
(c) the validity or enforceability of this Guaranty, or the rights of HRP hereunder.

     "Obligations" shall mean the payment and performance of each and every obligation and liability of any CCA Company to HRP, whether under a CCA Document or otherwise, whether now existing or hereafter arising or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and including, without limitation, (i) all principal, premium or prepayment fee and interest (including, without limitation, Minimum Interest and Additional Interest, as such terms are defined in the various CCA Documents) under any promissory note payable to HRP, (ii) all rent under any lease with HRP as landlord (including, without limitation, any Minimum Rent, Additional Rent and Additional Charges, as such terms are defined in the various CCA Documents), and (iii) all fees and charges (including without limitation, any Mortgage Facilities Fee, as such term is defined in the various CCA Documents).

2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to HRP the prompt and complete payment and performance by the CCA Companies (and each of them), when due (whether at stated maturity, by acceleration or otherwise), of the Obligations. The Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel to HRP) which may be paid or incurred by HRP in enforcing any of its rights under this Guaranty. This Guaranty is a guaranty of payment and not of collectibility and is absolute and in no way conditional or contingent. The Guarantor's liability hereunder is direct and unconditional and (without limiting the provisions of Section 15 hereof) may be enforced after nonpayment or nonperformance by any CCA Company of any Obligation without requiring HRP to resort to any other Person (including without limitation such CCA Company) or any other right, remedy or collateral. This Guaranty shall remain in full force and effect until the Obligations are paid in full.

     Notwithstanding the aggregate amount of the Obligations at any time or from time to time payable or to be payable by the CCA Companies to HRP, the liability of the Guarantor to HRP hereunder in respect of the Obligations shall not exceed $10,000,000 in the aggregate. The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of HRP hereunder. The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to HRP on account of its liability hereunder, it will notify HRP in writing that such payment is made under this Guaranty for such purpose. No payment or payments made by any CCA Company or any other Person or received or collected by HRP from any CCA Company or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the Obligations until the Obligations are paid in full.

3. Costs and Expenses of Collection. The Guarantor agrees, as principal obligor and not as a guarantor only, to pay to HRP forthwith upon demand, in immediately available funds, all costs and expenses (including, without limitation, all court costs and all fees and disbursements of counsel to HRP) incuffed or expended by HRP in connection with the enforcement of this Guaranty, together with interest on such amounts from the time such amounts become due until payment at the Default Rate. The Guarantor's covenants and agreements set forth in this Section 3 shall survive the termination of this Guaranty.

4. Right of Setoff. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, HRP is hereby authorized, without notice to the Guarantor or compliance with any other condition precedent now or hereafter imposed by Applicable Law (all of which are hereby expressly waived to the extent permitted by Applicable Law) and to the fullest extent permitted by Applicable Law, to set off and apply any securities, deposits or other property belonging to the Guarantor now or hereafter held by HRP against the obligations of the

Guarantor under this Guaranty, whether or not HRP shall have made any demand under this Guaranty, at any time and from time to time after the occurrence of a Guarantor Event of Default, in such manner as HRP in its sole discretion may determine, and the Guarantor hereby grants HRP a continuing security interest in such securities, deposits and property for the payment and performance of such obligations.

5. Subrogation and Contribution. Until the Obligations shall have been paid and performed in full, the Guarantor irrevocably and unconditionally waives any and all rights to which it may be entitled, by operation of law or otherwise, to be subrogated, with respect to any payment made by the Guarantor hereunder, to the rights of HRP against any CCA Company, or otherwise to be reimbursed, indemnified or exonerated by any CCA Company in respect thereof or to receive any payment, in the nature of contribution or for any other reason, from any other guarantor of the Obligations with respect to any payment made by the Guarantor hereunder. Until the Obligations shall have been paid and performed in full, the Guarantor waives any defense it may have based upon any election of remedies by HRP which impairs the Guarantor's subrogation rights or the Guarantor's rights to proceed against any CCA Company for reimbursement (including without limitation any loss of rights the Guarantor may suffer by reason of any rights, powers or remedies of such CCA Company in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any indebtedness to HRP). Until the Obligations shall have been paid, performed and satisfied in full, the Guarantor further waives any right to enforce any remedy which HRP now has or may in the future have against any CCA Company, any other guarantor or any other Person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by HRP.

6. Effect of Bankruptcy Stay. If acceleration of the time for payment or performance of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any CCA Company or any other Person or otherwise, all such amounts otherwise subject to acceleration shall nonetheless be payable by the Guarantor under this Guaranty forthwith upon demand.

7. Receipt of CCA Documents, etc. The Guarantor confirms, represents and warrants to HRP that (i) it has received true and complete copies of all existing CCA Documents from the CCA Companies, has read the contents thereof and reviewed the same with legal counsel of its choice; (ii) no representations or agreements of any kind have been made to the Guarantor which would limit or qualify in any way the terrns of this Guaranty; (iii) this Guaranty is executed at the CCA Companies' request and not at the request of HRP; (iv) HRP has made no representation to the Guarantor as to the creditworthiness of any CCA Company; and (v) the Guarantor has established adequate means of obtaining from each CCA Company on a continuing basis information regarding such CCA Company's financial condition. The Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect the Guarantor's risks under this Guaranty, and the Guarantor further agrees that HRP shall have no obligation to disclose to the Guarantor any information or documents acquired by HRP in the course of its relationship with the CCA Companies .

8. Amendments, etc. with Respect to the Obligations. The obligations of the Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, altered, exhausted, discharged or in any way affected by any circumstance or condition (whether or not any CCA Company shall have any knowledge or notice thereof), including without limitation (a) any amendment or modification of or supplement to any CCA Document, or any obligation, duty or agreement of the CCA Companies or any other Person thereunder or in respect thereof; (b) any assignment or transfer in whole or in part of any of the Obligations; any fumishing, acceptance, release, nonperfection or invalidity of any direct or indirect security or guaranty for any of the Obligations; (c) any waiver, consent, extension, renewal, indulgence, settlement, compromise or other action or inaction under or in respect of any CCA Document, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument (whether by operation of law or otherwise); (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any CCA Company or any other Person or any of their respective properties or creditors or any resulting release or discharge of any Obligation (including without limitation any rejection of any lease pursuant to Section 365 of the Federal Bankruptcy Code); (e) any new or additional financing arrangements entered into by any CCA Company or by any other Person on behalf of or for the benefit of any CCA Company; (f) the merger or consolidation of any CCA Company with or into any other Person or of any other Person with or into any CCA Company; (g) the voluntary or involuntary sale or other disposition of all or substantially all the assets of any CCA Company or any other Person; (h) the voluntary or involuntary liquidation, dissolution or termination of any CCA Company or any other Person; (i) any invalidity or unenforceability, in whole or in part, of any term hereof or of any CCA Document, or any obligation, duty or agreement of any CCA Company or any other Person thereunder or in respect thereof; (j) any provision of any applicable law or regulation purporting to prohibit the payment or performance by any CCA Company or any other Person of any Obligation; (k) any failure on the part of any CCA Company or any other Person for any reason to perform or comply with any term of any CCA Document or any other agreement; or (1) any other act, omission or occurrence whatsoever, whether similar or dissimilar to the foregoing. The Guarantor authorizes each CCA Company, each other guarantor in respect of the Obligations and HRP at any time in its discretion, as the case may be, to alter any of the terms of any of the Obligations.

9. Guarantor as Principal. If for any reason the CCA Companies, or any of them, or any other Person is under no legal obligation to discharge any Obligation, or if any other moneys included in the Obligations have become unrecoverable from the CCA Companies, or any of them, or any other Person by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Obligation or of any CCA Document, the legal disability of any CCA Company or any other obligor in respect of Obligations, any discharge of or limitation on the liability of any CCA Company or any other Person or any limitation on the method or terms of payment under any Obligation, or of any CCA Document, which may now or hereafter be caused or imposed in any manner whatsoever (whether consensual or arising by operation of law or otherwise), this Guaranty shall nevertheless remain in full force and effect and shall be binding upon the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all Obligations.

10. Waiver of Demand, Notice, Etc, The Guarantor hereby waives, to the extent not prohibited by applicable law, all presentments, demands for performance, notice of nonperformance, protests, notices of protests and notices of dishonor in connection with the Obligations or any CCA Document, including but not limited to (a) notice of the existence, creation or incurring of any new or additional obligation or of any action or failure to act on the part of any CCA Company, HRP, any endorser or creditor of any CCA Company or any other Person; (b) any notice of any indulgence, extensions or renewals granted to any obligor with respect to the Obligations; (c) any requirement of diligence or promptness in the enforcement of rights under any CCA Document, or any other agreement or instrument directly or indirectly relating thereto or to the Obligations; (d) any enforcement of any present or future agreement or instrument relating directly or indirectly thereto or to the Obligations; (e) notice of any of the matters referred to in Section 9 above; (f) any defense of any kind which the Guarantor may now have with respect to his liability under this Guaranty; (g) any right to require HRP, as a condition of enforcement of this Guaranty, to proceed against any CCA Company or any other Person or to proceed against or exhaust any security held by HRP at any time or to pursue any other right or remedy in HRP's power before proceeding against the Guarantor; (h) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of HRP to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other Person or Persons; (i) any defense based upon an election of remedies by HRP; 0) any defense arising by reason of any "one action" or "anti-deficiency" law or any other law which may prevent HRP from bringing any action, including a claim for deficiency, against the Guarantor, before or after HRP's commencement of completion of any foreclosure action, either judicially or by exercise of a power of sale; (k) any defense based upon any lack of diligence by HRP in the collection of any Obligation; (1) any duty on the part of HRP to disclose to the Guarantor any facts HRP may now or hereafter know about any CCA Company or any other obligor in respect of Obligations; (m) any defense arising because of an election made by HRP under
Section 1 1 1 1 (b) (2) of the Federal Bankruptcy Code; (n) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; (o) and any defense based upon or arising out of any defense which any CCA Company or any other Person may have to the payment or performance of the Obligations (including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability and usury). Guarantor acknowledges and agrees that each of the waivers set forth herein on the part of the Guarantor is made with Guarantor's full knowledge of the significance and consequences thereof and that, under the circumstances, the waivers are reasonable. If any such waiver is determined to be contrary to Applicable Law such waiver shall be effective only to the extent not prohibited by such Applicable Law.

ii. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by HRP upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any CCA Company or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any CCA Company or any substantial part of its property, or otherwise, all as though such payments had not been made.

12. The Guarantor hereby agrees that the Obligations will be paid to HRP without set-off or counterclaim in U.S. Dollars at the office of HRP located at 400 Centre Street, Newton, Massachusetts 02158, or to such other location as HRP shall notify the Guarantor.

13. Representations and Warranties. The Guarantor represents and warrants that:

                      (i) Corporate Existence. The Guarantor is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation, and is duly licensed or qualified as a foreign corporation in all states wherein the nature of its property owned or business transacted by it makes such licensing or qualification necessary, except where the failure to be licensed or to so qualify could not have a Material Adverse Effect.

                      (ii) No Violation. The execution, delivery and performance of this Guaranty will not contravene any provision of law, statute, rule or regulation to which the Guarantor or any of its Subsidiaries is subject or any judgment, decree, franchise, order or permit applicable to the Guarantor or any of its Subsidiaries, or conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien or security interest upon any of the property or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any agreement or instrument to which the Guarantor or any of its Subsidiaries is party, or violate any provision of the respective corporate charters or bylaws of the Guarantor or any of its Subsidiaries.

                      (iii) Corporate Authority and Power. The execution, delivery and performance of this Guaranty is within the corporate powers of the Guarantor and has been duly authorized by all necessary corporate action.

                      (iv) Enforceability.  This Guaranty has been duly executed and delivered by the Guarantor, and this Guaranty constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.

                      (v) Governmental Approvals. No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Guaranty, or the taking of any action contemplated hereby or thereby.

                      (vi) Litigation.  The Guarantor has no notice or knowledge of any action, suit or proceeding pending or threatened against or affecting it at law or in equity or before or by any governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would, if adversely determined, have a Material Adverse Effect.

14. Subordination of Claims against CCA Companies. Without limiting the provisions of Section 5 hereof, the Guarantor hereby irrevocably agrees that any and all claims which the Guarantor may now or hereafter have against any CCA Company or any other guarantor of the Obligations, including, without limitation, the benefit of any set-off or counterclaim or proof against dividend, composition or payment by any CCA Company or such other guarantor, shall be subject and subordinate to the prior payment in full of all of the Obligations to HRP. After the occurrence of an Event of Default under and as defined in any CCA Document, or any event or condition that with the giving of notice or lapse of time or both could become such an Event of Default (a "CCA Default"), the Guarantor shall not claim from any CCA Company or such other guarantor, or with respect to any of their respective properties, any sums which may be owing to the Guarantor, or have the benefit of any set-off or counterclaim or proof against dividend, composition or payment by such CCA Company or such other guarantor, until all Obligations shall have been paid in full. Should any payment or distribution or security or the benefit of proceeds thereof be received by the Guarantor upon or with respect to amounts due to the Guarantor from any CCA Company or any other guarantor of the Obligations after a CCA Default has occurred and prior to the payment in full of all Obligations, the Guarantor shall forthwith deliver the same to HRP in precisely the form received (except for endorsement or assignment where necessary), for application in or towards repayment of the Obligations and, until so delivered, the same shall be held in trust as property of HRP. In the event of the failure of the Guarantor to make any such endorsement or assignment, HRP is hereby irrevocably authorized to make the same on behalf of the Guarantor.

15. Guarantor Events of Default. If one or more of the following events (a "Guarantor Event of Default") shall have occurred:



                      (i) a CCA Event of  Default  shall  have  occurred  and be continuing for more than three Business Days after notice by HRP to the Guarantor;


                      (ii) the Guarantor shall fail to make punctual  payment of any amount payable hereunder as the same shall become due and payable; or

                      (iii) any  representation  or  warranty  of the  Guarantor contained in this Guaranty, or any statement or certificate furnished pursuant to any provision of this Guaranty or the Amendment, shall have been false, incorrect or misleading in any material respect when made or so certified to; or

                      (iv) the Guarantor  shall breach any of the provisions of, or fail duly to observe or perform any covenant, agreement or provision contained in, this Guaranty, and such breach shall continue for ten days after notice by HRP to the Guarantor; or

                      (v) the Guarantor shall apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, make a general assignment for the benefit of its creditors, commence a voluntary case under the Bankruptcy Code, file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or take any corporate action for the purpose of effecting any of the foregoing; or



                      (vi) a proceeding or case shall be commenced,  without the application or consent of the Guarantor thereof in any court of competent jurisdiction, seeking its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, the appointment of a trustee, receiver, custodian, liquidator or the like of the Guarantor or of all or any substantial part of its assets, or similar relief in respect of the Guarantor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against the Guarantor shall be entered in an involuntary case under the Bankruptcy Code;

THEN, irrespective of whether a CCA Event of Default may then have occurred and be continuing, (a) in the event of a Guarantor Event of Default described in paragraph (v) or (vi) above, there shall become due and payable to HRP, and the Guarantor shall immediately pay HRP, without notice or demand of any kind whatsoever, an amount in immediately available funds equal to the Default Amount, and (b) in the event of any other Guarantor Event of Default, upon notice from HRP specifying such Guarantor Event of Default, there shall become due and payable to HRP, and the Guarantor shall immediately pay HRP, an amount in immediately available funds equal to Default Amount. The amounts so paid to HRP shall be held as collateral for the payment of the Obligations and the obligations of the Guarantor hereunder. Such amounts shall be applied by HRP to the payment and performance of the Obligations and the obligations of the Guarantor hereunder as and when the same become due and payable in accordance with the provisions thereof and hereof.

16. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17. Additional Guaranties. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

18. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

19. No Waiver, Cumulative Remedies. HRP shall not by any act (except by a written instrument pursuant to Paragraph-20 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of HRP, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by HRP of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which HRP would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

20. Waivers and Amendments. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and HRP, provided that any provision of this Guaranty may be waived by HRP in a letter or agreement executed by HRP or by telecopy from HRP. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of HRP and its successors and assigns.

21. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; GOVERNING LAW. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY CCA DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

     BY ITS EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR (1) ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY CCA DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT; (2) IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED; (3) TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION SUIT OR

PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER; AND (4) AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

      THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

22. Notices. All notices under this Guaranty shall be in writing, and shall be delivered by hand, by a nationally recognized commercial overnight delivery service, by first class mail or by telecopy, delivered, addressed or transmitted, if to HRP, at 400 Centre Street, Newton, Massachusetts 02158,
Attention: President (telecopy no. 617-332-2261), with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention:
Alexander A. Notopoulos, Esq. (telecopy no. 617-338-2880), and if to the Guarantor, at its address or telecopy number set out below its signature in this Guaranty. Such notices shall be effective: in the case of hand deliveries, when received; in the case of an overnight delivery service, on the next business day after being placed in the possession of such delivery service, with delivery charges prepaid; in the case of mail, three days after deposit in the postal system, first class postage prepaid; and in the case of telecopy notices, when electronic indication of receipt is received. Either party may change its address and telecopy number by written notice to the other delivered in accordance with the provisions of this Section.

                                     - 12 -
               IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

                                       INTEGRATED HEALTH SERVICES, INC.



                                       By /s/ W. Bradley Bennett
                                          -------------------------------------
                                          Name: W. Bradley Bennett
                                          Title: Executive Vice President and
                                                 Chief Accounting Officer

                                          Address for Notices:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------



                                         Telecopy No.:____________